                                                                 EXHIBIT (b)(3)




===============================================================================

                                 PROJECT MEDIC

        PRESENTATION TO THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS

===============================================================================

LAZARD FRERES & CO. LLC                                           JUNE 13, 1999

PROJECT MEDIC                                                Table of Contents
-------------------------------------------------------------------------------


                                                                                                                 PAGE
                                                                                                                 ----
I.          MARKET PERSPECTIVES ON MEDIC
            Trading Statistics...................................................................................     1
            Analyst Perspectives.................................................................................     4
II.         VALUATION AND PROCESS
            Projections..........................................................................................     5
            Summary of Process...................................................................................     7
            Summary Valuation....................................................................................     8
            Analysis at Various Prices...........................................................................     9
            Implied Valuation - Equity Comparables, Transactions and Premiums....................................    10
            Summary DCF Analysis.................................................................................    13
            Implied Valuation - LBO Transactions.................................................................    14
            Summary LBO Analysis.................................................................................    15
APPENDICES
A.          Equity Comparables...................................................................................    16
B.          Health Care Transactions Comparables.................................................................    17
C.          LBO Transactions Comparables.........................................................................    18
D.          Characteristics of Comparable LBO Transactions.......................................................    19
E.          Weighted Average Cost of Capital Analysis............................................................    20

PROJECT MEDIC                                           I.  Market Perspectives
-------------------------------------------------------------------------------

DEVELOPMENTS AT MEDIC SINCE JUNE 8, 1998


[Line graph showing price of Medic stock from June 8, 1998 to June 8, 1999, with the dates of the following key developments noted:

6/29/98 - Medic completes acquisition of Winfield Medical
9/3/98 - Medic reports $0.37 Q3 EPS matching First Call consensus
11/21/98 - Medic announces plan to acquire Circon for $243 million in cash and debt
1/5/99 - Medic signs credit agreement with Nationsbank to fund acquisition of
         Circon
1/7/99 - Medic reports $0.39 Q3 EPS vs. $0.40 First Call consensus
3/3/99 - Medic reports $0.40 Q1 EPS versus $0.42 First Call consensus
6/3/99 - Medic reports $0.42 Q2 EPS matching First Call consensus]




[Bar graph showing trading volume (in thousands) of Medic shares from 6/8/98 to 6/8/99]

PROJECT MEDIC                                           I.  Market Perspectives
-------------------------------------------------------------------------------

THREE YEAR TRADING PERFORMANCE



      [Line graph comparing three-year trading performance of S&P Medical
            Supply & Device, S&P Small Cap, Russell 2000 and Medic]

       [Bar graph tracking share price and trading volume (in thousands)
                        of Medic from 6/7/96 to 6/8/99]

PROJECT MEDIC                                           I.  Market Perspectives
-------------------------------------------------------------------------------
VOLUME TRADED AT VARIOUS SHARE PRICES


LAST 90 DAYS

[Bar graph illustrating volume of Medic shares traded at various prices during the last 90 days]

Shares Traded (thousands)     Share Price     % of Traded Volume     Weighted Average Prices  Per Share
------------------------      -----------     ------------------     -----------------------  ---------
1,212.5                       $15-$16                24.5%           30 Days                  $16.37
1,702.2                       $16-$17                34.4%           60 Days                   16.60
1,316.4                       $17-$18                26.6%           90 Days                   16.90
  369.0                       $18-$19                 7.5%
  350.4                       $19-$20                 7.1%



Trading Volume over period represents 34.5% of total shares outstanding


Last 12 Months
(Bar graph illustrating volume of Medic shares traded at various price during the last twelve months)




Shares Traded (thousands)     Share Price     % of Traded Volume         Weighted Average Prices      Per Share
------------------------      -----------     ------------------         -----------------------      ---------
1,212.5                       $15-$16                 7.3%               180 Days                     $20.12
1,702.2                       $16-$17                10.3%               270 Days                      21.06
2,202.1                       $17-$18                13.3%               360 Days                      21.98
1,672.9                       $18-$19                10.1%
  722.9                       $19-$20                 4.4%
  513.6                       $20-$21                 3.1%
  337.1                       $21-$22                 2.0%
  660.1                       $22-$23                 4.0%
  293.9                       $23-$24                 1.8%
  402.3                       $24-$25                 2.4%
1,527.5                       $25-$26                 9.2%
1,823.6                       $26-$27                11.0%
1,556.8                       $27-$28                 9.4%
1,114.1                       $28-$29                 6.7%
  861.5                       $29-$30                 5.2%



Trading Volume over period represents 115.8% of total shares outstanding

Note: Based on 14.3 million primary shares outstanding
Memo: In March 1998 Medic issued 4.0 million primary shares in a stock offering at $24.00

PROJECT MEDIC                                           I.  Market Perspectives
-------------------------------------------------------------------------------
ANALYST PERSPECTIVES


                                                                                       PRICE
                                              FISCAL YEAR EPS        LT EPS      -------------------
                                              ---------------        GROWTH       AT
  ANALYST          DATE       RATING           1999      2000         RATE       REPORT      TARGET
----------       ---------  ----------        -------- -------      -------      -----      -------
 Bear Stearns
                   6/4/99    Attractive       $1.75      $2.05        17.0%       $17.81      $30.00









 Bank of America Securities
                   6/3/99    Buy               1.75       2.07        15.0%         17.69       30.00





 Wachovia Securities
                   4/9/99    Neutral           1.75       2.05        15.0%         18.25         NA




 Everen Securities
                   3/4/99   Outperform         1.74       2.18        17.0%         16.94       38.00

 --------------------------------------------------------------------------
 Average of Set FY Estimates                  $1.75      $2.09        16.0%
 IBES FY Estimates                             1.75       2.09        15.0%
 --------------------------------------------------------------------------


                             Comments
 -------------------------------------------------------------------------------

Bear Stearns "We continue to rate Medic shares Attractive. We are fine tuning our F1999 EPS estimates to $1.75, to reflect the penny shortfall in 2Q. Our
F2000 estimate is being lowered to $2.05 from $2.12 to reflect our modified sales and margin assumptions post-Circon... Our 12-18 month price target remains
$30, which assumes Medic can trade 17x our F1999 estimate of $1.75, roughly in line with its 15%-18% long term growth rate. Medic shares have been under tremendous pressure in the past quarter after a disappointing 1Q99. We feel that at current price levels, Medic shares are very inexpensive."


Bank of America Securities "We modestly raise our 1999 earnings per share estimate and have become more confident that the company can reach our fiscal
2000 target of $2.07. While we realize that this company traffics in the back waters of the medical products field, has lower growth and margins, it should still carry a respectable multiple of 15-plus - a $30


Wachovia Securities "Our Neutral rating reflects current price competition in the custom procedure tray business, which was apparently started by a small competitor. We believe the stock may remain depressed until concerns over the price competition dissipate."


Everen Securities "We believe the decline in the stock price was an overreaction. Medic is in higher margin businesses today than in the past and can reignite growth in its tray business moving forward. We therefore are confident in the fundamentals of the story and our new estimate of $1.74, down from $1.77, accounting for the $0.03 shortfall in Q1."


PROJECT MEDIC                                                    II.  Valuation
-------------------------------------------------------------------------------

SUMMARY MEDIC PROJECTIONS - MANAGEMENT CASE
($ in millions, except per share)




                                                                    YEAR ENDED NOVEMBER 1,
                              -----------------------------------------------------------------------------------------------------
                                       HISTORICAL                                  PROJECTED                             1999 PF -
                              ---------------------  -------------------------------------------------------------------    2003
                              1998 PF(A)  LTM PF(B)  1999 E(C)  1999 PF(A)      2000       2001       2002        2003      CAGR
                              ----------  ---------  ---------  ----------  ---------- ---------  ---------   ---------- ---------
 Income Statement Items:

 Revenues                     $ 675.0     $ 679.9    $ 674.6    $ 701.8     $  733.9   $  768.2   $  804.1    $  841.8      4.7%
       % Growth                  --          --         --          4.0%         4.6%       4.7%       4.7%        4.7%

 EBITDA                          82.9        97.5      104.0      106.1        114.0      119.1      124.4       130.0      5.2%
       % Margin                  12.3%       14.3%      15.4%      15.1%        15.5%      15.5%      15.5%       15.4%

 EBIT                            52.6        67.3       72.5       72.9         80.7       84.6       88.8        93.2      6.4%
       % Margin                   7.8%        9.9%      10.7%      10.4%        11.0%      11.0%      11.0%       11.1%

 Net Income (pre one-times)       8.3        18.3       25.7       24.0         29.8       33.4       38.1        43.0     15.7%
       % Growth                  --          --         --        189.5%        24.3%      12.2%      13.8%       13.0%

 Fully Diluted EPS             $  0.64     $  1.25    $  1.75    $  1.63     $   1.99   $   2.23   $   2.54    $   2.87     15.1%
       % Growth                  --          --         --        156.9%        21.8%      12.2%      13.8%       13.0%

 Cash Flow Items:

 Capital Expenditures           (45.0)      (35.0)     (25.0)     (25.0)       (15.8)     (16.6)     (17.4)      (18.3)

 Change in Working Capital        5.2         0.0       (5.2)      (5.2)        (6.9)      (7.8)      (8.2)       (8.6)


--------------------------
(a) Pro Forma as if Citron had been acquired on November 1, 1997. 1998 data is from 8-K dated 3/19/99, adjusted to eliminate $4.5 million of expenses related to Citron tender offer expenses and write down of intangibles.
(b) Latest twelve months for the period ending April 30, 1999, pro forma for Citron acquisition.
(c) Management's guidance to research analysts.

PROJECT MEDIC                                                    II.  Valuation
-------------------------------------------------------------------------------

COMPARISON OF PROJECTIONS
($ in millions, except per share)




                                                                           Revenues [Bar graph comparing Management and Wall Street
                                                                                     average estimates of revenues]
                   KEY PROJECTIONS PARAMETERS                               Year   Average of Street   Management Estimates
------------------------------------------------------------------------    ----   -----------------   --------------------
-   1999 revenue growth is slower than Wall Street                          1998A         --                  675
    estimate, but management expects to hit earnings targets                1999         689                  675
    based on additional synergies from Citron.                              2000         761                  734
                                                                            2001          --                  768
-   No acquisitions assumed in management model.                            2002          --                  804

- Management believes that 5% projected revenues growth is an aggressive target to hit without acquisitions.



                                                                             EBITDA [Bar graph comparing Management and Wall Street
                                                                             average estimates of EBITDA]
                    PRODUCT LINE EXPECTATIONS
------------------------------------------------------------------------

  PRODUCT LINE     1998 SALES      1999 GROWTH        MARGIN EXPECTATION      Year   Average of Street   Management Estimates
----------------  ------------   ----------------   --------------------      ----   -----------------   --------------------
  Custom Trays        $308        Slight decrease    ~24%/Flat                1998A         --                      83
                                                                              1999         107                     104
  Gloves               110          12% increase     ~31%/up 100 bp           2000         121                     114
                                                                              2001          --                     119
  Circon               153         4-6% increase     ~56%/Flat                2002          --                     124

  All Other            105        8-12% increase    ~25%/up 100-150 bp




EPS    [Bar graph comparing Management, Wall Street
    average, and IBES estimates of EPS]



 Year   Average of Street   Management Estimates IBES
 ----   -----------------   -------------------- ----
 1998A                               .64
 1999          1.75                 1.75         1.75
 2000          2.09                 1.99         2.09
 2001          2.42                 2.24         2.40
 2002          2.81                 2.54         2.76


Notes: Average of Street consists of DLJ, Everen, and Bear Stearns research reports pro forma for Citron acquisition, with EPS beyond 2000 projected at 16.0%. IBES EPS beyond 2000 projected at 15.0%. Management estimates are pro forma for Citron, except for 1999 which includes partial year impact for comparability to analyst projections.

PROJECT MEDIC                                                    II.  Valuation
-------------------------------------------------------------------------------

SUMMARY OF PROCESS


                                   SENT                 SIGNED
               PARTIES       CONFIDENTIALITY       CONFIDENTIALITY       INDICATION OF
              CONTACTED         AGREEMENT             AGREEMENT            INTEREST                    COMMENT
           ----------------  ---------------       ---------------       -------------    --------------------------------
             Strategic
                    A
                    B
                    C                X                     X                                  Not interested in Citron
                    D
                    E                X                     X                                  Not interested in Citron
                    F
                    G                                                           X             Interested in Citron
                    H                X

             Financial
                    1                X                     X                    X             $25.00 - $27.50
                    2                X                     X                    X             $23.00 - $26.00


PROJECT MEDIC                                                    II.  Valuation
-------------------------------------------------------------------------------

SUMMARY VALUATION OF MEDIC
($ in millions, except per share)


                            VALUE PER SHARE OF MEDIC


 [Bar graph summarizing valuation per share of Medic]



Comparison Field         High/Low Range    Mean/Median Range
----------------         --------------    -----------------
Comparable Companies(a)     $33-$17             $24-$25   52 week high - $30.63
Precedent Transactions(b)   $42-$18             $25-$28    Offer Price - $26.00
Premiums Paid(c)            $27-$17             $21-$22    Current Price-$19.25
% of 52 week high(c)        $35-$24             $29-$30    52 week low - $14.88
DCF Valuation(d)            $35-$23             $28-$30
LBO Transactions(e)         $37-$18             $28-$29
LBO Valuation(f)            $26-$23


(a) Range of implied values assuming low and high multiples for Arrow International, ConMed, Dexter, Mentor, Owens & Minor and Safeskin.
(b) Range of implied values assuming low and high multiples for selected comparable healthcare transactions. See Appendix B.
(c) Range of implied values assuming 30 day premiums and 52 week highs for selected comparable healthcare transactions.
(d) Assumes EBITDA exit multiples of 6.5x to 8.5x, perpetual growth rates of 3%
    - 5% and discount rate of 11%.
(e) Range of implied values for selected medical LBOs. See Appendix C.
(f) Assumes LBO IRR of 25% to 30% based on 6.5x to 8.5x EBITDA exit multiples in Year 5 and 5.7x pro forma Debt/LTM EBITDA.

PROJECT MEDIC                                                     II.  Valuation
-------------------------------------------------------------------------------

ANALYSIS AT VARIOUS PRICES
($ in millions, except per share data)


Stock Price                     $ 19.25       $ 24.00       $ 26.00       $ 28.00       $ 31.00
      % Premium to Current          0.0%         24.7%         35.1%         45.5%         61.0%
Treasury Adjusted  Shares          14.6          14.8          14.9          15.0          15.1

EQUITY VALUE                    $ 281.4       $ 356.2       $ 387.7       $ 419.3       $ 466.6

ENTERPRISE VALUE                $ 649.8       $ 724.7       $ 756.2       $ 787.8       $ 835.0


 ENTERPRISE VALUE AS A MULTIPLE OF:


                                                                                    SELECTED COMPARABLE COMPANIES (A)
                                                                        ---------------------------------------------------------
                      MEDIC
                       DATA                                             GROUP   ARROW                           OWENS &
Revenue               -------                                           MEDIAN  INT'L   CONMED  DEXTER   MENTOR  MINOR   SAFESKIN
                                                                        ------  -----   ------  ------   ------ -------  --------
         2000E         $733.9   0.89x   0.99x   1.03x   1.07x   1.14x   2.14x   2.14x   2.22x       NA   1.24x   0.18x   2.58x
         1999E          701.8    0.93    1.03    1.08    1.12    1.19    2.26    2.26    2.38       NA    1.42    0.20    3.15
          LTM (b)       679.9    0.96    1.07    1.11    1.16    1.23    2.05    2.46    2.50     0.94    1.64    0.21    3.33

EBITDA
         2000E         $114.0    5.7x    6.4x    6.6x    6.9x    7.3x    6.6x    7.0x    8.3x       NA    5.2x    6.2x    9.7x
         1999E          106.1     6.1     6.8     7.1     7.4     7.9     7.4     8.0     8.8       NA     6.2     6.7    13.3
          LTM (b)        97.5     6.7     7.4     7.8     8.1     8.6     9.0     9.0     9.2      6.0    10.0     7.7    11.5

EBIT
         2000E         $ 80.7    8.1x    9.0x    9.4x    9.8x   10.4x    8.0x    8.1x   10.7x       NA    6.3x    7.9x   12.8x
         1999E           72.9     8.9     9.9    10.4    10.8    11.5     9.0     9.4    11.6       NA     7.6     8.5    17.3
          LTM (b)        67.3     9.7    10.8    11.2    11.7    12.4    11.9    11.5    12.3      8.5    13.2     9.9    14.8

EQUITY VALUE AS A MULTIPLE OF:

Net Income
         2000E         $ 29.8    9.4x   12.0x   13.0x   14.1x   15.7x   11.7x   11.5x   14.9x    15.0x   10.8x   10.8x   11.8x
         1999E           24.0    11.7    14.9    16.2    17.5    19.5    15.3    13.2    17.8     18.0    12.8    12.9    17.5
          LTM (b)        18.3    15.4    19.5    21.2    22.9    25.5    15.7    16.0    19.1     15.5    19.8    14.9    14.0


------------------------------------------------
(a) Comparable companies are calendarized to a December 31 year end.
(b) Medic latest twelve months pro forma financial information for period May 1, 1998 and May 1, 1999.

PROJECT MEDIC                                                    II.  Valuation
-------------------------------------------------------------------------------

IMPLIED VALUATION - EQUITY COMPARABLES
($ in millions, except per share data)


                                                                     IMPLIED EQUITY VALUE
                       NORMALIZED MULTIPLES (A)                           PER SHARE (B)
                  --------------------------------  MEDIC    --------------------------------------
                   LOW        MEDIAN        HIGH     DATA      LOW           MEDIAN          HIGH
                  -----      -------       ------- --------  -------        -------         -------
 Revenue

         2000E    1.24x  --    2.14x        2.22x  $ 733.9   $ 37.11   --    $82.23         $86.22
         1999E    1.42   --    2.26         2.38     701.8     43.08   --     83.28          88.91
          LTM     0.94   --    2.05         2.50     679.9     18.46   --     70.13          91.19

 EBITDA
         2000E     5.2x  --     6.6x  --     8.3x  $ 114.0   $ 15.28   --    $26.17   --    $39.26
         1999E     6.2   --     7.4   --     8.8     106.1     19.63   --     28.39   --     38.32
          LTM      6.0   --     9.0   --    10.0      97.5     14.83   --     34.50   --     41.63

 EBIT
         2000E     6.3x  --     8.0x  --    10.7x  $  80.7   $  9.61   --    $18.72   --    $33.60
         1999E     7.6   --     9.0   --    11.6      72.9     12.50   --     19.46   --     32.71
          LTM      8.5   --    11.9   --    14.8      67.3     14.02   --     29.63   --     42.78

 Net Income
         2000E    10.8x  --    11.7x  --    15.0x  $  29.8   $ 21.95   --    $23.81   --    $30.52
         1999E    12.8   --    15.3   --    18.0      24.0     21.04   --     25.14   --     29.45
          LTM     14.0   --    15.7   --    19.8      18.3     17.58   --     19.69   --     24.78




                                                    MEAN(c)   $16.67   --    $23.62   --    $33.98
                                                    MEDIAN(c)  17.45   --     24.47   --     33.16
                                                    High(c)    21.95   --     34.50   --     42.78
                                                    LOW(c)      9.61   --     18.72   --     24.78


-----------------------------
(a) See Appendix A for comparables.
(b) Assumes 14.6 million treasury adjusted diluted shares outstanding and net debt of $368.5 million.
(c) Revenue multiples excluded from summary multiples. LTM multiples excluded from the calculation of Mean and Median.

PROJECT MEDIC                                                     II.  Valuation
--------------------------------------------------------------------------------
Implied Valuation - Healthcare Transactions
($ in millions, except per share data)

                                                                               Implied Equity Value
                         Normalized Multiples (a)                                  Per Share (b)
                    --------------------------------      Medic       ----------------------------------------
                     Low         Median        High       Data         Low            Median            High
                    -----        ------        ----       -----       ------          ------           -------
LTM Revenue         0.89x   --   1.78x   --    2.73x      $679.9      $16.33    --    $57.66    --     $101.59

LTM EBITDA           7.2    --    9.2    --    10.7         97.5       22.81    --     36.30    --       46.06

LTM EBIT             8.6    --   11.0    --    14.6         67.3       14.38    --     25.23    --       42.03

LTM Net Income      14.4    --   18.2    --    25.3         18.3       18.02    --     22.80    --       31.66


Mean(c)           $18.40    --    $28.11     --     $39.92
Median(c)          18.02    --     25.23     --      42.03
High(c)            22.81    --     36.30     --      46.06
Low(c)             14.38    --     22.80     --      31.66



--------------------

(a)      See Appendix B for comparable transactions.
(b) Assumes 14.6 million treasury adjusted diluted shares outstanding and net debt of $368.5 million.
(c)      Revenue multiples excluded from summary multiples.

PROJECT MEDIC                                                    II.  Valuation
-------------------------------------------------------------------------------
Implied Valuation - Premiums Paid
($ in millions, except per share data)

                                                                                  Acquisition
                                                                                   Price Range
                                                           Number of      ---------------------------      Medic
                                                          Transactions    Low        Median      High      Data
                                                          ------------   -----       ------      ----     ------
Acquisition Price as % of 52-week High (a)

     Selected Healthcare Transactions                         8          78.4% --    94.6%  --   113.5%    $30.63

     Selected Healthcare LBO Transactions                     7          93.8% --    96.6%  --    99.5%     30.63

Acquisition Price as % Premium to One Month Prior (a)

     Selected Healthcare Transactions                         7           9.2% --    19.6%  --    67.4%    $16.00 (b)

     Selected Healthcare LBO Transactions                     7           5.5% --    16.8%  --    43.5%     16.00 (b)

     Selected LBO Transactions Since 1998                     12          8.6% --    32.5%  --   106.1%     16.00 (b)

                                                                 Implied Valuation
                                                           ------------------------------
                                                            Low        Median       High
                                                           ------      ------      ------
Acquisition Price as % of 52-week High (a)

     Selected Healthcare Transactions                      $24.02  --  $28.96  --  $34.76

     Selected Healthcare LBO Transactions                   28.73  --   29.57  --   30.48

Acquisition Price as % Premium to One Month Prior (a)

     Selected Healthcare Transactions                      $17.48  --  $20.89  --  $26.79

     Selected Healthcare LBO Transactions                   16.87  --   19.71  --   22.96

     Selected LBO Transactions Since 1998                   17.38  --   23.03  --   32.97



(a)   See data in Appendices B and C.
(b)   Medic closing price on May 10, 1999.

PROJECT MEDIC                                                    II.  Valuation
-------------------------------------------------------------------------------
Summary Discounted Cash Flow Analysis
($ in millions, except per share data)

                                                              Projected Year Ended November 1,
                                       ----------------------------------------------------------------------
                                        1999 (a)        2000            2001            2002            2003
                                       ---------       ------          ------          ------          ------
EBITDA (Including Synergies) (b)        $53.1          $114.0          $119.1          $124.4          $130.0
Less: D&A                               (16.6)          (33.3)          (34.5)          (35.6)          (36.8)
                                       ---------       ------          ------          ------          ------
EBIT                                    $36.4          $ 80.7          $ 84.6          $ 88.8          $ 93.2
Less: Taxes                             (17.8)          (35.1)          (36.6)          (38.2)          (40.0)
                                       ---------       ------          ------          ------          ------
    Tax Rate                             39.0%           39.0%           39.0%           39.0%           39.0%
Unlevered Net Income                   $ 18.6          $ 45.6          $ 48.0          $ 50.6          $ 53.2
Capital Expenditures                   $(12.5)         $(15.8)         ($16.6)         ($17.4)         ($18.3)
Depreciation & Amortization              16.6            33.3            34.5            35.6            36.8
Change in Working Capital                (2.6)           (6.9)           (7.8)           (8.2)           (8.6)
                                       ---------       ------          ------          ------          ------
Unlevered Free Cash Flow                $20.1          $ 56.2          $ 58.1          $ 60.6          $ 63.2
                                       =========       ======          ======          ======          ======

                                       EBITDA Valuation
----------------------------------------------------------------------------------------------------------
                        NPV of Terminal Value @     Enterprise Value @       Equity Value Per Share (c)  @
             NPV of     EBITDA Exit Multiple of   EBITDA Exit Multiple of        EBITDA Exit Multiple of
Discount     Future     -----------------------   -----------------------    -----------------------------
  Rate     Cash Flows     6.5x    7.5x   8.5x       6.5x   7.5x   8.5x          6.5x       7.5x      8.5x
--------   ----------     ----    ----   ----       ----   ----   ----         ------     ------    ------
 10.0%       $198         $550    $635   $720       $749   $833   $918         $25.89     $31.66    $37.43
 11.0%        194          528     610    691        722    803    884          24.07      29.61     35.15
 12.0%        189          507     586    664        696    774    853          22.34      27.66     32.97

                         Perpetual Growth Valuation of Unlevered Free Cash Flows
----------------------------------------------------------------------------------------------------------------
                         NPV of Terminal Value @        Enterprise Value @         Equity Value Per Share (c) @
            NPV of       Perpetual Growth Rate of    Perpetual Growth Rate of         Perpetual Growth Rate of
Discount    Future       ------------------------    ------------------------      -----------------------------
  Rate    Cash Flows      3.0%     4.0%      5.0%     3.0%      4.0%    5.0%        3.0%        4.0%       5.0%
--------  ----------     -----    -----     -----    -----     -----   ------      ------      ------     ------
 10.0%      $198         $605     $713      $864      $804     $911    $1,062      $29.65      $36.99     $47.26
 11.0%       194          509      587       691       702      780       885       22.73       28.06      35.17
 12.0%       189          434      493       569       623      682       758       17.35       21.37      26.54


(a) Income and cash flow data is pro rata for six months from May 1, 1999 to November 1, 1999.
(b)      Assumes annualized synergies of $5.0 million per year.
(c) Assumes 14.6 million treasury adjusted diluted shares outstanding and net debt of $368.5 million.

PROJECT MEDIC                                                    II.  Valuation
-------------------------------------------------------------------------------
Implied Valuation - LBO Transactions
($ in millions, except per share data)

                                                                            Implied Equity Value
                         Normalized Multiples (a)                               Per Share (b)
                     -------------------------------       Medic      -----------------------------------
                      Low         Median       High        Data        Low          Median         High
                     -----        ------       -----      ------      ------        ------        -------
LTM Revenue          0.87x   --   1.94x   --   2.73x      $679.9      $15.26   --   $65.03   --   $101.59

LTM EBITDA            7.2    --    8.6    --    9.5         97.5       22.81   --    32.33   --     37.96

LTM EBIT              8.6    --   11.8    --   13.5         67.3       14.38   --    28.93   --     36.81

LTM Net Income       14.4    --   18.7    --   23.4         18.3       18.02   --    23.41   --     29.30

Mean(c)         $18.40   --   $28.22   --   $34.69
Median(c)        18.02   --    28.93   --    36.81
High(c)          22.81   --    32.33   --    37.96
Low(c)           14.38   --    23.41   --    29.30



(a)      See Appendix C for comparable transactions.
(b) Assumes 14.6 million treasury adjusted diluted shares outstanding and net debt of $368.5 million.
(c)      Revenue multiples excluded from summary multiples.

PROJECT MEDIC                                                    II.  Valuation
-------------------------------------------------------------------------------

SUMMARY LBO ANALYSIS - RECAPITALIZATION
($ in millions, except per share data)


                             Key Assumptions
----------------------------------------------------------------
% Shares Repurchased                                        87.3%
Management Carry                                             5.0%
Assumed Non-Public Annual Savings                         $ 10.0

Options Proceeds                                             5.8
Senior Bank Debt @ 8.1%                                    309.8
Subordinated Debt @ 11.0%                                  250.0
PIK Preferred Stock @ 14.0% & 3.0% Warrants                 50.0
Equity                                                   Balance



                  Equity IRR Assuming Exit at End of Year 5
-------------------------------------------------------------------------------
                                         Purchase Price Per Share
                       --------------------------------------------------------
                       $22.00    $23.00    $24.00    $25.00    $26.00    $27.00
                       ------    ------    ------    ------    ------    ------
EBITDA        6.5x      19.5%     17.3%     15.3%     13.5%     11.9%     10.4%
Exit          7.5x      26.5%     24.1%     22.0%     20.1%     18.4%     16.8%
Multiple      8.5x      32.2%     29.7%     27.5%     25.5%     23.7%     22.0%


                                      Pro Forma Credit Statistics
------------------------------------------------------------------------------------------
                                          Year 1    Year 2     Year 3     Year 4    Year 5
                                LTM (a)    1999      2000       2001       2002      2003
                                -------   ------    ------     ------     ------    ------
Total Debt/EBITDA                5.7x      5.0x      4.1x       3.7x       3.2x      2.8x
EBITDA/Interest                  1.9       2.1       2.5        2.8        3.1       3.5
EBITDA - CapEx / Interest        1.2       1.6       2.2        2.4        2.7       3.0

Total Debt & Pref. /EBITDA       6.3x      7.4x      5.5x       4.7x       4.3x      3.9x

Senior Debt Paydown              0.0%      4.8%     15.4%      27.1%      40.3%     54.9%


(a) Latest twelve months estimate for the period between May 1, 1998 and May 1, 1999.

PROJECT MEDIC                                                         APPENDIX A
--------------------------------------------------------------------------------

Equity Comparables

                                        Group    Group     Group     Group                 ARROW
                                        Mean     Median    High       Low       MEDIC      INTL       CONMED        DEXTER
                                        -----    ------    -----     -----     -------    -------    --------      --------
        LTM Ended                                                              1/31/99    2/28/99     3/31/99       3/31/99
        LFY Ended                                                              11/1/98    8/31/98    12/31/98      12/31/98

Current Market Information
 Ticker                                                                                   ARRO US    CNMD US       DEX US
 Exchange                                                                                 NASDAQ     NASDAQ         NYSE
 Share Price on 6/9/99                                                          $ 19.25   $26.38     $ 31.38      $  38.63
 52 Week High                                                                     30.63    33.00       35.75         41.50
 52 Week Low                                                                      14.88    18.63       19.75         23.50
 Indicated Dividend                                                                  --     0.22          --          1.04
 Fully Diluted Shares Outstanding                                                 14.53    23.17       15.70         23.14
 Equity Value (a)                                                               $ 279.8   $611.2     $ 492.6      $  893.6
 Enterprise Value (b)                                                             641.8    671.4       868.5       1,087.3

Enterprise Value/Sales
    2000E                               1.9x      2.1x        2.2x      1.2x        0.8x     2.1x        2.2x           NA
    1999E                               2.0       2.3         2.4       1.4         0.9      2.3         2.4            NA
    LTM                                 1.9       2.0         2.5       0.9         1.2      2.5         2.5           0.9
Enterprise Value/EBITDA
    2000E                               6.7x      6.6x        8.3x      5.2x        5.4x     7.0x        8.3x           NA
    1999E                               7.4       7.4         8.8       6.2         6.3      8.0         8.8            NA
    LTM                                 8.4       9.0        10.0       6.0         6.5      9.0         9.2           6.0
Enterprise Value/EBIT
    2000E                               8.2x      8.0x       10.7x      6.3x        7.2      8.1        10.7            NA
    1999E                               9.3       9.0        11.6       7.6         8.6      9.4        11.6            NA
    LTM                                11.7      11.9        14.8       8.5         9.4     11.5        12.3           8.5
Price to Earnings
    2000E                              12.5x     11.7x       15.0x     10.8x        9.0x    11.5x       14.9x         15.0x
    1999E                              15.4      15.3        18.0      12.8        10.8     13.2        17.8          18.0
    LTM                                16.6      15.7        19.8      14.0        13.8     16.0        19.1          15.5

Long-Term Growth Rate (c)                                                          11.1%    13.8%      18.8%          13.8%

Summary Capitalization                                                         1/31/99    2/28/99   3/31/99        3/31/99
                                                                               --------   -------   -------        -------
    Cash and Equivalents                                                         $  7.0   $  5.1     $  4.2        $ 126.4
    Short-Term Debt                                                                22.6     53.6       25.4           71.0
    Long-Term Debt                                                                346.4     11.7      354.6          164.0
    Minority Interest                                                                --       --         --           85.0
    Preferred Stock                                                                  --       --         --             --
    Common Stock                                                                  275.3     264.0     182.2          443.2
                                                                               --------   -------   -------        -------
        Total Book Capitalization (d)                                            $644.4    $329.2    $562.2        $ 763.2
                                                                               ========   =======   =======        =======
 Total Debt / Total Capitalization                                                 57.3%     19.8%     67.6%          30.8%

                                                        OWENS &
                                             MENTOR      MINOR    SAFESKIN
                                            --------   --------   --------
        LTM Ended                           12/31/98    3/31/98    3/31/99
        LFY Ended                            3/31/98   12/31/98    12/31/98

Current Market Information
 Ticker                                     MNTR US    OMI US       SFSK US
 Exchange                                   NASDAQ      NYSE        NASDAQ
 Share Price on 6/9/99                      $ 15.56    $ 10.88      $ 11.38
 52 Week High                                 27.63      17.25        47.13
 52 Week Low                                   9.38       9.50         7.13
 Indicated Dividend                            0.10       0.20           --
 Fully Diluted Shares Outstanding             25.08      32.68        55.42
 Equity Value (a)                           $ 390.4    $ 355.4      $ 630.4
 Enterprise Value (b)                         382.1      636.7        734.5

Enterprise Value/Sales
    2000E                                       1.2x       0.2x(*)      2.6x(*)
    1999E                                       1.4        0.2 (*)      3.2 (*)
    LTM                                         1.6        0.2 (*)      3.3 (*)
Enterprise Value/EBITDA
    2000E                                       5.2x       6.2x         9.7x(*)
    1999E                                       6.2        6.7         13.3 (*)
    LTM                                        10.0        7.7         11.5 (*)
Enterprise Value/EBIT
    2000E                                      6.3         7.9         12.8 (*)
    1999E                                      7.6         8.5         17.3 (*)
    LTM                                       13.2         9.9         14.8
Price to Earnings
    2000E                                     10.8x       10.8x        11.8x
    1999E                                     12.8        12.9         17.5
    LTM                                       19.8        14.9         14.0

Long-Term Growth Rate (c)                     19.2%       15.0%        21.0%

Summary Capitalization                     12/31/98    3/31/98      3/31/99
                                           --------    -------      -------
    Cash and Equivalents                   $  13.8     $   0.7       $  7.0
    Short-Term Debt                            5.5          --          6.0
    Long-Term Debt                              --       150.0        105.0
    Minority Interest                           --          --           --
    Preferred Stock                             --       132.0           --
    Common Stock                             152.1       165.2        122.3
                                           -------     -------      -------
        Total Book Capitalization (d)      $ 157.6     $ 447.2       $233.3
                                           =======     =======      =======
 Total Debt / Total Capitalization             3.5%       33.5%        47.6%



(*)  Excluded from summary multiples as outliers.

PROJECT MEDIC                                                       Appendix B
------------------------------------------------------------------------------

HEALTHCARE TRANSACTIONS COMPARABLES
($ in millions except per share data)

  DATES:                                                                     PRICE PER SHARE/           TRANSACTION VALUE/ LTM
ANNOUNCED                                                    EQUITY VS.      ----------------           ----------------------
 CLOSED                   BUYER/TARGET                     TRANS. VALUE   LTM EPS    BOOK VALUE     EBIT      EBITDA     SALES
 ------                   ------------                     ------------   -------    ----------     ----      ------     -----
 5/27/99      The Carlyle Group                            $   164.8      15.4x        5.1x         8.6x        7.5x       2.2x
     NA       EMPI Inc.                                       162.82

 4/30/99      Chase Capital (Chase Manhattan Corp.)        $   201.0        NA           NA         12.4x         NA       1.9x
     NA       Donjoy (Smith & Nephew)                          201.0

12/23/98      Kimberly-Clark Corporation                       778.3      24.9*         4.4*        14.4*       12.3*      4.7*
     NA       Ballard Medical Products                         703.7

11/20/98      Maxxim Medical, Inc.                             207.1      25.3          1.9         16.5*       10.7       1.6
  1/8/99      Circon Corporation                               241.4

 10/9/98      Cardinal Health Inc.                           4,768.8      44.6*        12.5*        24.1*       15.8*      1.3*
  2/3/99      Allegiance Corporation                         5,603.8

 5/20/98      Maxxim Medical, Inc.                             31.50        NA           NA           NA          NA       1.5
 6/29/98      Winfield Medical                                  36.8

 2/12/98      Freeman Spogli & Co., and Management             162.3      14.4          7.2          8.6         7.2       1.8
  4/7/98      Hudson Respiratory Care Inc.                     182.0

12/22/97      Tyco International Ltd.                        1,770.0      21.8           NA         14.6         9.5       1.8
  3/3/98      Sherwood-Davis & Geck                          1,770.0

11/27/97      Conmed Corporation                               370.0        NA           NA         10.1          NA       1.7
12/31/97      Linvatec Corp. (Bristol-Myers                    386.6

  9/4/97      Kimberly-Clark Corporation                       407.8      16.8          4.2         11.0         9.0       2.2
12/18/97      Tecnol Medical Products Inc.                     407.9

 7/11/97      Investor Group (Freemont Partners)               821.3      19.6          4.1         12.7         9.5       2.7
 11/6/97      Kinetic Concepts, Inc.                           780.4

 1/28/97      McKesson Corporation                             347.0        NM           NM         15.9*       12.6*      0.5*
 2/24/97      General Medical Inc.                             775.0

 2/26/96      Maxxim Medical, Inc.                             112.0      15.7          6.6         11.3         9.5       0.9
 7/29/96      Sterile Concepts Holdings Inc.                   139.6

  6/1/95      Maxxim Medical, Inc.                              75.0        NA           NA           NA          NA       0.9
  7/6/95      Medical Glove Division (Becton Dickinson)         75.0

 7/14/94      Tyco International Ltd.                        1,219.4      19.7          4.8         10.5         8.6       1.8
10/19/94      Kendall International Inc.                     1,428.2

                                                               Mean:      18.6x        4.8x         11.1x       8.9x       1.8x
                                                             Median:      18.2          4.8         11.0         9.2       1.8
                                                               High:      25.3          7.2         14.6        10.7       2.7
                                                                Low:      14.4          1.9          8.6         7.2       0.9

  DATES:                                                                                               PRICE AS
ANNOUNCED                                                     ONE MONTH       EBIT/        SALES       % OF 52
 CLOSED                    BUYER/TARGET                        PREMIUM        SALES       GROWTH      WEEK HIGH
 ------                    ------------                        -------        -----       ------      ---------
 5/27/99        The Carlyle Group                                16.8%        25.7%          1.7%        93%
     NA         EMPI Inc.

 4/30/99        Chase Capital (Chase Manhattan Corp.)              NM         15.6%           NA         NM
     NA         Donjoy (Smith & Nephew)

12/23/98        Kimberly-Clark Corporation                       14.3%        32.5%         0.17         90%
     NA         Ballard Medical Products

11/20/98        Maxxim Medical, Inc.                             67.4%         9.7%           NM         78%
  1/8/99        Circon Corporation

 10/9/98        Cardinal Health Inc.                             24.1%         5.2%         -4.0%       112%
  2/3/99        Allegiance Corporation

 5/20/98        Maxxim Medical, Inc.                               NM           NA            NA         NM
 6/29/98        Winfield Medical

 2/12/98        Freeman Spogli & Co., and Management               NM         21.3%          7.1%        NM
  4/7/98        Hudson Respiratory Care Inc.

12/22/97        Tyco International Ltd.                            NA         12.4%           NA         NA
  3/3/98        Sherwood-Davis & Geck

11/27/97        Conmed Corporation                                 NA         16.7%           NA         NA
12/31/97        Linvatec Corp. (Bristol-Myers

  9/4/97        Kimberly-Clark Corporation                         NM         20.1%           NA         83%
12/18/97        Tecnol Medical Products Inc.

 7/11/97        Investor Group (Freemont Partners)                9.2%        21.4%          9.4%        97%
 11/6/97        Kinetic Concepts, Inc.

 1/28/97        McKesson Corporation                               NM          2.9%         25.8%        NM
 2/24/97        General Medical Inc.

 2/26/96        Maxxim Medical, Inc.                             55.3%         8.0%         11.5%       113%
 7/29/96        Sterile Concepts Holdings Inc.

  6/1/95        Maxxim Medical, Inc.                               NA           NA            NA         NA
  7/6/95        Medical Glove Division (Becton Dickinson)

 7/14/94        Tyco International Ltd.                          19.6%        16.7%           NA        110%
10/19/94        Kendall International Inc.

                                                     Mean:       29.5%        16.0%          9.8%      97.1%
                                                   Median:       19.6%        16.7%          9.4%      94.6%
                                                     High:       67.4%        32.5%         25.8%     113.5%
                                                      Low:        9.2%         2.9%         -4.0%      78.4%

-------------------------------------
(*)  Excluded from summary multiples as outliers.

PROJECT MEDIC                                                        Appendix C
-------------------------------------------------------------------------------

LBO TRANSACTIONS COMPARABLES
($ in millions except per share data)


   Dates:                                                       Price Per Share/  Transaction Value/ LTM
 Announced                                           Equity vs. ---------------- ------------------------  One Month  EBIT/  Sales
   Closed       Buyer/Target                       Trans.Value  LTM EPS Book Value   EBIT    EBITDA  Sales   Premium  Sales  Growth
-----------  ------------------------------------- ------------ ------- ---------- -------  -------  ------  -------  -----  ------
   5/27/99   The Carlyle Group                       $  164.8   15.4x      5.1x      8.6x     7.5x     2.2x   16.8%   25.7%   1.7%
       NA    EMPI Inc.                                 162.82

   4/30/99   Chase Capital (Chase Manhattan Corp.)   $  201.0     NA        NA      12.4x      NA       1.9x     NM   15.6%     NA
       NA    Donjoy (Smith & Nephew)                    201.0

    3/3/99   Welsh, Carson Anderson & Stowe et al.      780.5   17.8       3.3      11.1      8.6      1.6    43.5%   14.4%  24.9%
       NA    Concentra Managed Care                     989.5

   1/27/99   Madison Dearborn Partners et al.           355.4     NA        NA       6.4 *    5.5 *    0.5 *    NA     8.1%    NA
       NA    Team Health Grp (MedPartners)              355.4

   3/13/98   Welsh Carson Anderson & Stowe et al.       227.8   38.1 *     2.4      22.4 *   10.6 *    2.5    36.3%   11.0%  70.3%
   7/31/98   MedCath                                    372.7

   2/12/98   Freeman Spogli & Co., and Management       162.3   14.4       7.2       8.6      7.2      1.8      NM    21.3%   7.1%
    4/7/98   Hudson Respiratory Care Inc.               182.0

   1/15/98   Bruckmann Rosser Sherrill & Co.            392.1     NM        NM      18.1 *    8.9      3.4 *  25.4%   18.9%   8.6%
   5/29/98   MEDIQ Incorporated                         534.3

    8/7/97   Thomas H. Lee Co.                        1,041.7   23.4       9.4      13.5      9.3      0.6 *   5.5%    4.6%  54.6%
   1/21/98   Fisher Scientific International Inc.     1,340.5

   7/11/97   Fremont Partners et al.                    821.3   19.6       4.1      12.7      9.5      2.7     9.2%   21.4%   9.4%
   11/6/97   Kinetic Concepts, Inc.                     780.4

   6/24/97   Apollo Management, L.P.                    77.29   20.5       2.8      14.1 *    7.5      4.0 *   8.0%   28.3%  23.5%
   9/29/97   SMT Health Services Inc.                   85.10

 11/29/94    River Medical Acquisition Corp. (DLJ)      200.0     NA        NA        NA       NA      0.9      NA      NA     NA
 12/31/94    Ivac Corporation (Eli Lilly)               200.0

                                                        Mean:   18.5x      4.9x     11.2x     8.4x     1.9x   20.7%   16.9%  25.0%
                                                        Median: 18.7       4.1      11.8      8.6      1.9    16.8%   17.3%  16.5%
                                                        High:   23.4       9.4      13.5      9.5      2.7    43.5%   28.3%  70.3%
                                                        Low:    14.4       2.4       8.6      7.2      0.9     5.5%    4.6%   1.7%

   Dates:                                             Price as
 Announced                                            % of 52
   Closed       Buyer/Target                         Week High
----------   -------------------------------------   ---------
   5/27/99   The Carlyle Group                          93%
       NA    EMPI Inc.

   4/30/99   Chase Capital (Chase Manhattan Corp.)      NM
       NA    Donjoy (Smith & Nephew)

    3/3/99   Welsh, Carson Anderson & Stowe et al.    46.5%
       NA    Concentra Managed Care

   1/27/99   Madison Dearborn Partners et al.           NA
       NA    Team Health Grp (MedPartners)

   3/13/98   Welsh Carson Anderson & Stowe et al.     93.8%
   7/31/98   MedCath

   2/12/98   Freeman Spogli & Co., and Management       NM
    4/7/98   Hudson Respiratory Care Inc.

   1/15/98   Bruckmann Rosser Sherrill & Co.         107.4%
   5/29/98   MEDIQ Incorporated

    8/7/97   Thomas H. Lee Co.                        99.5%
   1/21/98   Fisher Scientific International Inc.

   7/11/97   Fremont Partners et al.                  96.6%
   11/6/97   Kinetic Concepts, Inc.

   6/24/97   Apollo Management, L.P.                  98.9%
   9/29/97   SMT Health Services Inc.

 11/29/94    River Medical Acquisition Corp. (DLJ)      NA
 12/31/94    Ivac Corporation (Eli Lilly)

                                               Mean:  90.8%
                                             Median:  96.6%
                                               High: 107.4%
                                                Low:  46.5%





--------------------------------
*  Excluded from summary multiples as outliers.

PROJECT MEDIC                                                        Appendix D
-------------------------------------------------------------------------------
CHARACTERISTICS OF COMPARABLE PUBLICLY DISCLOSED LBO TRANSACTIONS
($ in millions)

   DATES:                                                 ONE     MGMT    SPECIAL                                   OWNERSHIP
ANNOUNCED                                EQUITY VS.      MONTH     LED   COMMITTEE                                OF INTERESTED
  CLOSED           BUYER/TARGET         TRANS. VALUE    PREMIUM  BUYOUT  APPOINTED      PROCESS                      PARTIES
----------  --------------------------  ------------    ------- -------  ---------  --------------------        ----------------
            Fox Paine & Co LLC            387.7          62.5%  Yes      Yes        Management offer led        Mgmt       12.6%
            Medic                             756.2                                 to limited auction          All Ben.   12.6%
--------------------------------------------------------------------------------------------------------------------------------
   3/31/99  Management and Trivest        254.2          28.8%  Yes      Yes        Offer from management       Mgmt       37.9%
        NA  Winsloew Furniture Inc            254.1                                 led to limited auction      Trivest    20.2%
    2/3/99  Management and Vestar         510.9          15.4%  Yes      Yes        Management offer led        Mgmt       12.5%
        NA  St John Knits Inc                 496.4                                 to limited auction          Vestar      7.3%
  11/23/98  Management                    81.1           14.5%  Yes      Yes        Mgmt merger agreement       Mgmt       20.3%
        NM  Hudson General                    44.3                                  led to unsolicited offers   GAMCO      49.6%
  10/22/98  Welsh Carson                  192.1          86.9%  No       Yes        Limited auction             Mgmt       10.6%
        NA  Centennial Healthcare Corp        285.7                                                             WCAS       25.3%
   7/24/98  Blackstone and Veritas        142.9          75.8%  No       No         Initial Blackstone offer    NA
   9/21/98  Republic Engineered Steels       394.1                                  led to full auction
   6/24/98  Apollo Management LP          195.2          56.5%  No       Yes        Full auction                Mgmt       18.8%
   8/28/98  MTL Inc                           248.4                                                             Apollo     24.7%
   6/23/98  Investor Group                158.0          39.1%  No       No         Full auction                Mgmt       17.0%
        NA  Celadon Group Inc                 249.5                                                             All Ben.   60.8%
   4/21/98  Jupiter Partners LP           232.5          17.8%  No       No         Limited auction             Mgmt       46.0%
   8/25/98  PCA International Inc.           271.3                                                              All Ben.   70.7%
   3/13/98  Management                    85.5           15.9%  Yes      Yes        Management offer led        NA
        NA  Pollo Tropical Inc.               88.7                                      to limited auction
   3/13/98  Welsh Carson                  227.8          36.3%  No       Yes        Full auction                Mgmt       24.4%
   7/31/98  MedCath                          372.7                                                              WCAS        7.5%
   2/17/98  Investor Group                146.8           8.6%  No       Yes        Full auction                Mgmt       25.6%
   8/17/98  Bell Sports                      215.2                                                              All Ben.   54.2%
   1/15/98  Bruckmann Rosser Sherrill     392.1          25.4%  No       Yes        Full auction                Mgmt       73.5%
   5/29/98  MEDIQ Incorporated               534.3
  12/22/97  Clayton, Dubilier & Rice      889.5          30.4%  Yes      Yes        Bilateral negotiations      Mgmt        2.5%
   5/21/98  Dynatech Corp.                    842.2                                 with management             All Ben.   14.8%
    8/7/97  Thomas H. Lee Co.             1,041.7         5.5%  No       No         Unsolicited offer led       Mgmt        7.3%
   1/21/98  Fisher Scientific Int. Inc.       1,340.5                               to full auction             All Ben.   17.8%
   7/11/97  Fremont Partners et al.       821.3           9.2%  No       No         Full auction                Mgmt       54.9%
   11/6/97  Kinetic Concepts, Inc.            780.4                                                             RCBA        9.5%

   6/24/97  Apollo Management, L.P.       77.3            8.0%  No       No         Full auction                Mgmt       19.7%
   9/29/97  SMT Health Services Inc.          85.1                                                              All Ben.   34.7%
    6/6/96  Investor Group                2,136.8        22.0%  No       Yes        Full auction                Mgmt        2.2%
   10/1/96  AT&T Capital Corp.                9,196.9
   4/23/96  Investment Group (Mgmt)       697.3          -4.0%  No       Yes        Limited auction that        Mgmt       23.0%
   8/22/96  Sterling Chemicals, Inc.          820.2                                 expanded to a full auction
  10/26/95  Investment group (Mgmt)       1,330.1       -12.9%  No       Yes        Full auction                Mgmt        0.1%
   3/28/96  Riverwood International Inc.      2,305.6                                                           Manville   81.3%
            --------------------------------------------------
            Mean (excluding Medic)                       25.2%
            Median (excluding Medic)                     17.8%
            --------------------------------------------------

   DATES:                                                                                              BREAKUP   BREAKUP FEE + EXP.
ANNOUNCED                                  NO SHOP           INDUCEMENTS          BREAKUP  EXPENSE    FEE/EQUITY -------------------
  CLOSED           BUYER/TARGET           PROVISION       PRE-ANNOUNCEMENT         FEE    REIMBURSE.    VALUE    EQU. VAL. ENT. VAL.
----------  ----------------------------  ---------  --------------------------  -------- ----------  ---------- --------- ---------
            Fox Paine & Co LLC             Yes       No inducements               $16.0       $3.0 *       4.1%    4.9%       2.5%
            Medic
------------------------------------------------------------------------------------------------------------------------------------
   3/31/99  Management and Trivest         Yes       Reimburse expenses up to      $6.0       $1.2         2.4%    2.8%       2.8%
        NA  Winsloew Furniture Inc                   $1.2 million
    2/3/99  Management and Vestar          Yes       No inducements               $14.0       $1.5         2.7%    3.0%       3.1%
        NA  St John Knits Inc
  11/23/98  Management                     Yes       No inducements                None       $1.8           NM    2.2%       4.0%
        NM  Hudson General
  10/22/98  Welsh Carson                   Yes       No inducements                $3.0         NA         1.6%      NA        NA
        NA  Centennial Healthcare Corp
   7/24/98  Blackstone and Veritas         Yes       No inducements                None       None           NM      NM        NM
   9/21/98  Republic Engineered Steels               Tender offer
   6/24/98  Apollo Management LP           Yes       Management presentations to   $6.0       $1.5         3.1%    3.8%       3.0%
   8/28/98  MTL Inc                                  other bidders delayed
   6/23/98  Investor Group                 Yes       Three week exclusivity        $6.5       $1.5         4.1%    5.1%       3.2%
        NA  Celadon Group Inc                        Expense reimbursement
   4/21/98  Jupiter Partners LP            Yes       Exclusivity                   $6.0        Yes         2.6%    2.6%       2.2%
   8/25/98  PCA International Inc.
   3/13/98  Management                     Yes       No inducements                None       None           NM      NM         NM
        NA  Pollo Tropical Inc.                      Tender offer
   3/13/98  Welsh Carson                   Yes       No inducements                $6.8        Yes         3.0%    3.0%       1.8%
   7/31/98  MedCath
   2/17/98  Investor Group                 Yes       No inducements                $2.5       $0.5         1.7%    2.0%       1.4%
   8/17/98  Bell Sports
   1/15/98  Bruckmann Rosser Sherrill      Yes       One week exclusivity            ND         ND           NA      NA        NA
   5/29/98  MEDIQ Incorporated
  12/22/97  Clayton, Dubilier & Rice       Yes       No inducements               $24.5       $5.0         2.8%    3.3%       3.5%
   5/21/98  Dynatech Corp.
    8/7/97  Thomas H. Lee Co.              No        No inducements               $25.0      $12.0         2.4%    3.6%       2.8%
   1/21/98  Fisher Scientific Int. Inc.
   7/11/97  Fremont Partners et al.        Yes       Three weeks exclusivity      $30.0       $2.0         3.7%    3.9%       4.1%
   11/6/97  Kinetic Concepts, Inc.                   $24 million damages
                                                     provision if exclusivity
                                                     violated
   6/24/97  Apollo Management, L.P.        Yes       No inducements                $3.4       $1.8         4.4%    6.7%       6.1%
   9/29/97  SMT Health Services Inc.
    6/6/96  Investor Group                 Yes       No inducements                None       None           NM      NM         NM
   10/1/96  AT&T Capital Corp.
   4/23/96  Investment Group (Mgmt)        Yes       No inducements                $8.0       None         1.1%    1.1%       1.0%
   8/22/96  Sterling Chemicals, Inc.
  10/26/95  Investment group (Mgmt)        Yes       No inducements               $37.5       $6.7         2.8%    3.3%       1.9%
   3/28/96  Riverwood International Inc.
                                                                              -----------------------------------------------------
                                                                              Mean (excluding Medic)       2.7%    3.3%       2.9%
                                                                              Median (excluding Medic)     2.7%    3.2%       2.9%
                                                                              -----------------------------------------------------

* Breakup fee is $19.0 including expenses. Estimated expenses based on capital structure, legal, filing, etc.

PROJECT MEDIC                                                         Appendix E

WEIGHTED AVERAGE COST OF CAPITAL ANALYSIS
($ in millions, except per share data)

                             Levered    Unlevered     Debt/Mkt. Cap.                      Market Equity
 Ticker   Company             Beta(a)     Beta(b)         Ratio            Debt(c) (i)       Value(i)
-------   -------------      --------   ---------     --------------       -----------    -------------
ARRO US   ARROW INTL           0.83        0.78            9.7%               65              611
CNMD US   CONMED               0.81        0.55           43.5%              380              493
DEX US    DEXTER               0.84        0.73           20.8%              235              894
          MEDIC                0.99        0.55           56.9%              369              280
MNTR US   MENTOR               1.25        1.24            1.4%                6              390
OMI US    OWENS & MINOR        0.88        0.70           29.7%              150              355
SFSK US   SAFESKIN             1.34        1.21           15.0%              111              630
                              -------   ---------     --------------
                               0.88        0.73           20.8%


          Median

Assumptions
---------------------------------------
Marginal Tax Rate                 40.0%
Risk Free Rate of Return(d)       6.01%
Equity Risk Premium(e)            7.50%

                                                                                  Pre-Tax/After-Tax Cost of Debt
                                                                 ------------------------------------------------------------
                                                                 8.00%   8.25%   8.50%   8.75%   9.00%   9.25%   9.50%   9.75%
                                                                 4.80%   4.95%   5.10%   5.25%   5.40%   5.55%   5.70%   5.85%

                    Median
  Debt/   Debt/    Unlevered   Levering   Levered    Cost of
  Cap.   Equity      Beta      Factor(f)   Beta      Equity(g)                   Weighted Average Cost of Capital(h)
 ------  ------    ---------   ---------  -------    ---------   ------------------------------------------------------------
  0.0%      0.0%     0.73        1.00      0.73       11.4%      11.4%   11.4%   11.4%   11.4%   11.4%   11.4%   11.4%   11.4%
 10.0%     11.1%     0.73        1.07      0.77       11.8%      11.1%   11.1%   11.1%   11.2%   11.2%   11.2%   11.2%   11.2%
 20.0%     25.0%     0.73        1.15      0.83       12.3%      10.8%   10.8%   10.8%   10.9%   10.9%   10.9%   11.0%   11.0%
 30.0%     42.9%     0.73        1.26      0.91       12.8%      10.4%   10.5%   10.5%   10.6%   10.6%   10.7%   10.7%   10.7%
 40.0%     66.7%     0.73        1.40      1.02       13.6%      10.1%   10.2%   10.2%   10.3%   10.3%   10.4%   10.5%   10.5%
 50.0%    100.0%     0.73        1.60      1.16       14.7%       9.8%    9.8%    9.9%   10.0%   10.1%   10.1%   10.2%   10.3%
 60.0%    150.0%     0.73        1.90      1.38       16.3%       9.4%    9.5%    9.6%    9.7%    9.8%    9.9%   10.0%   10.0%

Notes:

(a)   Barra projected betas.
(b)   Unlevered Beta = Levered Beta/[1+(1-Tax Rate)(Debt/Equity)]
(c)   Debt includes Short-Term Debt and Long-Term Debt.
(d)   Risk Free Rate is 30-Year Treasury Bond Yield as of June 09, 1999.
(e) Represents the long-horizon expected equity risk premium based on simple differences of historical arithmetic mean returns from 1926-1996 (Ibbotson Associates' 1997 Yearbook).
(f)   Levering Factor = [1 + (1-Tax Rate)(Debt/Equity)]
(g) Cost of Equity = (Risk Free Rate of Return)+(Levered Beta)(Equity Risk Premium)
(h)   Weighted Average Cost of Capital = (After-Tax Cost of
      Debt)(Debt/Cap.)+(Cost of Equity)(Equity/Cap.)
(i)   Reported in local currency.